BAKER 500 GROWTH FUND

                              OF THE RBB FUND, INC.

                               Institutional Class
                                     Class S

                        Supplement dated November 5, 2004
                      to Prospectus dated December 31, 2003


THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

         Until further notice, the offering of Institutional Shares and Class S Shares of the Fund is suspended. If any dividends or distributions with respect to the Fund are paid while the offering of Institutional Shares and Class S Shares is suspended, shareholders who have elected to receive their dividends in additional Institutional Shares or Class S Shares of the Fund will receive their dividends in cash.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.